UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

GoLogiq, Inc.

(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, NY 10004

(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 7.01 Regulation FD Disclosure

On June 9, 2022, GoLogiq, Inc. (formerly known as Lovarra), a Nevada Corporation (the “Company”), issued a press release announcing the commencement of trading of its securities quoted on the OTC PINK tier of the OTC Markets marketplace under the Company’s new name, GoLogiq, Inc., and the new ticker symbol GOLQ. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof.

Item 8.01 Other Events.

As previously disclosed in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 3, 2022, on April 28, 2022, the Company filed its First Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada to, amongst other things, change the Company’s name at the state level from Lovarra to GoLogiq, Inc. (the “Name Change”), effective May 9, 2022. In connection with the Name Change, the Company submitted to the Financial Industry Regulatory Authority (“FINRA”) a voluntary request for approval of the Name Change and a change of its ticker symbol from LOVA to GOLQ (the “Symbol Change”) on the OTC PINK tier of the OTC Markets marketplace.

On June 8, 2022, the Company received approval from FINRA for the Name Change and Symbol Change. Accordingly, effective as of the commencement of trading on June 10, 2022, the Company’s name will be GoLogiq, Inc., and its ticker symbol will be GOLQ on the OTC PINK tier of the OTC Markets marketplace.

Forward-Looking Statements

This Current Report, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “intends,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, or made hereafter, including in other publicly available documents filed with the SEC, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause its actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: June 9, 2022	By:	/s/ Matthew S. Brent
		Name:	Matthew S. Brent
		Title:	Chief Executive Officer

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